SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche LifeCompass 2020 Fund

The fund’s Board of Trustees recently approved a recommendation by Deutsche Investment Management Americas Inc. (“DIMA”), the fund’s investment advisor, that the fund and DIMA enter into an Amended and Restated Investment Management Agreement (the “New IMA”) with respect to the fund. Under the New IMA, DIMA will be paid a management fee by the fund at the following rates: (a) 0.10% of the fund’s average daily net assets invested in exchange-traded funds and mutual funds; and (b) 0.65% of the fund’s average daily net assets not covered in (a) above. DIMA does not currently receive a management fee for managing the fund but does receive fees as investment advisor to underlying Deutsche funds. The proposed New IMA will be submitted for approval by shareholders of the fund at a Shareholder Meeting to be held in the third quarter of 2015. Prior to the shareholder meeting, shareholders of record on the record date for the meeting will receive (i) a proxy statement describing the proposed New IMA and the Board’s considerations in recommending that shareholders approve the New IMA, and (ii) a proxy card and instructions on how to submit a vote.

If the New IMA is approved by shareholders, it will become effective on or about August 17, 2015, at which time the following changes would be implemented. If the New IMA is not approved by shareholders, then the fund will continue to operate as it does currently and the Board will take such action, if any, it considers to be in the best interests of the fund.

Subject to shareholder approval of the New IMA, the following changes will be effective on or about August 17, 2015:

Deutsche LifeCompass 2020 Fund will be renamed Deutsche Multi‐Asset Global Allocation Fund.

The following information replaces the existing disclosure contained in the ”INVESTMENT OBJECTIVE” section within the summary prospectus.

The fund seeks to maximize total return.

The following information replaces the existing disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectus.

Main investments. The fund seeks to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).

Investments may be made in Deutsche funds (i.e., mutual funds, exchange‐traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), or directly in securities and derivatives. The fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund. Deutsche funds and other funds and ETFs in which the fund may invest are referred to as “underlying funds.” The fund’s allocations among direct investments and underlying funds will vary over time. The fund will generally invest in at least three different countries and have exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. The fund may be appropriate for investors seeking high total investment returns.

Under normal market conditions, the fund will invest in a combination of funds and direct investments comprising a broadly diversified global portfolio.

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The fund can buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend‐paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation‐indexed bonds, mortgage‐ and asset‐backed securities and ETFs. The fund may invest in securities of any size, investment style, category or credit quality, and from any country (including emerging and frontier markets).

Management process. Using a risk/return strategic asset allocation process, portfolio management allocates the fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy or based upon other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from Deutsche Asset & Wealth Management’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to a fund’s strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.

Derivatives. Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns. In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts may also be used to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, portfolio management generally may use credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. Portfolio management generally may also use commodity‐linked derivatives to gain exposure to commodities. Portfolio management may also use option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non‐hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Please Retain This Supplement for Future Reference

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